SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed  by  the  registrant          |X|

Filed  by  a  party  other  than  the  registrant  | |

Check  the  appropriate  box:

| |     Preliminary  proxy  statement.             | |   Confidential for use of
                                                         the commission only (as
                                                         permitted  by
|X|     Definitive  proxy  statement.                    Rule 14a-6(e)(2)).

| |     Definitive  additional  materials.

| |     Soliciting  material  pursuant  to  Rule  14a-12.

                       Rick's Cabaret International, Inc.
                (Name of Registrant as Specified in Its Charter)

                                      ___
    (Name of Person(S) Filing Proxy Statement, if Other Than the Registrant)

Payment  of  filing  fee:  (check  the  appropriate  box):

|X|     No  fee  required.

| |     Fee computed on table below  per Exchange Act Rule 14a-6(i)(1) and 0-11.

(1)     Title  of  each  class  of  securities to which transaction applies: ___

(2)     Aggregate  number  of  securities  to  which  transaction  applies:  ___

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ___

(4)     Proposed  maximum  aggregate  value  of  transaction:  ___

(5)     Total  fee  paid:  ___

| |     Fee  paid  previously  with  preliminary  materials:  ___

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1(a)(2) and identify the filing for which the offsetting fee was paid previously, identify the previous filing by registration statement number, or the form or schedule and the date its filing.

(1)     Amount  Previously  Paid:  ___

(2)     Form,  Schedule  or  Registration  Statement  No.:  ___

(3)     Filing  Party:  ___

(4)     Date  Filed:  ___

                       RICK'S CABARET INTERNATIONAL, INC.
                                3113 BERING DRIVE
                              HOUSTON, TEXAS 77057

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 11, 2001

     The Annual Meeting of Stockholders (the "Annual Meeting") of Rick's Cabaret International, Inc. (the "Company") will be held at 3113 Bering Drive, Houston, Texas 77057, on June 11, 2001 at 2:00 PM (CST) for the following purposes:

     (1)  To  elect  seven  (7)  directors.

     (2) To ratify the selection of Jackson & Rhodes, P.C. as the Company's independent auditor for the fiscal year ending September 30, 2001.

     (3) To act upon such other business as may properly come before the Annual Meeting.

     Only holders of common stock of record at the close of business on April 26, 2001 will be entitled to vote at the Annual Meeting or any adjournment thereof.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

                                      BY  ORDER  OF  THE  BOARD  OF
                                      DIRECTORS

                                       /S/  ERIC  S.  LANGAN
                                       CHAIRMAN  OF  THE  BOARD  AND  PRESIDENT

MAY  11,  2001
HOUSTON,  TEXAS

                       RICK'S CABARET INTERNATIONAL, INC.
                                3113 BERING DRIVE
                              HOUSTON, TEXAS 77057

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 11, 2001

     This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by the Board of Directors of Rick's Cabaret International, Inc., a Texas corporation (the "Company") for their use at the Annual Meeting (the "Annual Meeting") of Stockholders of the Company to be held at 3113 Bering Drive, Houston, Texas 77057, on June 11, 2001 at 2:00 PM (CST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy (the "Proxy") are first being mailed to Stockholders on or about May 14, 2001. The cost of solicitation of proxies is being borne by the Company.

     The close of business on April 26, 2001 has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of record date, there were 4,595,495 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Each share is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting. Each nominee for Director named in Proposal Number 1 must receive a majority of the votes cast in person or by proxy in order to be elected. Stockholders may not cumulate their votes for the election of Directors. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the ratification of Number 2 set forth in the accompanying Notice.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted (I) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, AND (II) FOR THE RATIFICATION OF JACKSON & RHODES, P.C. AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2001. The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

     The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company, or (c) by voting in person at the Annual Meeting.

       ___________________________________________________________________

              (1) TO ELECT SEVEN (7) DIRECTORS FOR THE ENSUING YEAR
       ___________________________________________________________________

NOMINEES  FOR  DIRECTORS

     The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Directors the nominees listed below. Each duly elected Director will hold office until his successor shall have been elected and qualified.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below. Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

     The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed below. All of the nominees are presently our directors except Steven L. Jenkins, who is a nominee for Director.

     Eric S. Langan, age 33, has been a Director of the Company since 1998 and the President of the Company since March 1999. Mr. Langan is also the acting Chief Financial Officer of the Company. He has been involved in the adult entertainment business since 1989. Mr. Langan has also served as the President and Director of Taurus Entertainment Companies, Inc. since November 1997. Taurus is a public subsidiary of the Company. From January 1997 through the present, he has held the position of President with X.T.C. Cabaret, Inc., which was subsequently acquired by Taurus. From November 1992 until January 1997, Mr. Langan was the President of Bathing Beauties, Inc. Since 1989, Mr. Langan has exercised managerial control over the grand openings and operations of more than twelve adult entertainment businesses. Through these activities, Mr. Langan has acquired the knowledge and skills necessary to successfully operate adult entertainment businesses.

     Robert L. Watters, age 50, has been a director of the Company since 1986. Mr. Watters was president and chief executive officer of the Company from 1991 until March 1999. He was also a founder in 1989 and operator until 1993 of the Colorado Bar & Grill, an adult cabaret located in Houston, Texas and in 1988 performed site selection, negotiated the property purchase and oversaw the design and permitting for the cabaret that became the Cabaret Royale, in Dallas, Texas. Mr. Watters practiced law as a solicitor in London, England and is qualified to practice law in New York state. Mr. Watters worked in the international tax group of the accounting firm of Touche, Ross & Co. (now succeeded by Deloitte & Touche) from 1979 to 1983 and was engaged in the private practice of law in Houston, Texas from 1983 to 1986, when he became involved in the full-time management of the Company. Mr. Watters graduated from the London School of Economics and Political Science, University of London, in 1973 with a Bachelor of Laws (Honours) degree and in 1975 with a Master of Laws degree from Osgoode Hall Law School, York University.

     Alan Bergstrom, age 55, has been a director of the Company since 1999. Since 1997, Mr. Bergstrom has been the Chief Operating Officer of Eagle Securities which is an investment consulting firm. Mr. Bergstrom is also a registered stock broker with Rhodes Securities, Inc. From 1991 until 1997, Mr. Bergstrom was a vice president--investments with Principal Financial Securities, Inc. Mr. Bergstrom holds a B.B.A. Degree in Finance, 1967, from the University of Texas.

     Travis Reese, age 31, has been a director of the Company since 1999 and is the Company's Director of Technology. From 1997 through 1999, Mr. Reese was a senior network administrator at St. Vincent's Hospital in Sante Fe, New Mexico. During 1997, Mr. Reese was a computer systems engineer with Deloitte & Touche. From 1995 until 1997, Mr. Reese was a vice-president with Digital Publishing Resources, Inc., an Internet Service Provider. From 1994 until 1995, Mr. Reese was a pilot with Continental Airlines. From 1992 until 1994, Mr. Reese was a pilot with Hang On, Inc., an airline company. Mr. Reese has an Associates Degree in Aeronautical Science from Texas State Technical College.

     Ron Levi, age 50, has been a director and officer of National Telemedia Corporation since 1991. Since 1992, Mr. Levi has been a director and officer of Voice Media, Inc. Mr. Levi was appointed to our board in connection with our acquisition of certain assets of Voice Media, Inc. Voice Media, Inc. and the National Telemedia Corporation are global Internet media companies, focusing on Internet development and Electronic commerce applications for Web based entertainment products, including the development of proprietary technologies, industry-defining systems and marketing processes.

     Paul Lesser, age 41, has been a director and officer of National Telemedia Corporation since 1991. Since 1992, Mr. Lesser has been a director and officer of Voice Media, Inc. Mr. Levi was appointed to our board in connection with our acquisition of certain assets of Voice Media, Inc. Voice Media, Inc. and the National Telemedia Corporation are global Internet media companies, focusing on Internet development and Electronic commerce applications for Web based entertainment products, including the development of proprietary technologies, industry-defining systems and marketing processes.

     Steven L. Jenkins, age 44, is a nominee for Director. Since 1988, Mr. Jenkins has been a certified public accountant with Pringle Jenkins & Associates, P.C., located in Houston, Texas. Mr. Jenkins is the President and owner of Pringle Jenkins & Associates, P.C. Mr. Jenkins has a BBA Degree (1979) from Texas A&M University. Mr. Jenkins is a member of the AICPA and the TSCPA.

OUR  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Our Directors are elected annually and hold office until the next annual meeting of our stockholders or until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors. There is no family relationship between or among any of our directors and executive officers. Our Board of Directors consists of six persons.

Name                Age  Position
------------------  ---  --------

Eric Langan          33  Director, CEO, President and Chief Financial Officer
Travis Reese         31  Director and V.P.-Director of Technology
Robert L.  Watters   50  Director
Alan Bergstrom       55  Director
Ron Levi             50  Director
Paul Lesser          41  Director
Steven L. Jenkins    44  Nominee for Director

OUR  OFFICERS

In addition to being Directors, Eric S. Langan is also our CEO, President and Chief Financial Officer, and Travis Reese is also our VP--Director of Technology.

RELATED  TRANSACTIONS

     Our Board of Directors has adopted a policy that our affairs will be conducted in all respects by standards applicable to publicly held corporations and that we will not enter into any future transactions and/or loans between the us and our officers, directors and 5% shareholders unless the terms are no less favorable than could be obtained from independent, third parties and will be approved by a majority of our independent and disinterested directors. In our view, all of the transactions described below meet this standard.

     In August 1998, we acquired approximately 93% of the outstanding common stock of Taurus Entertainment Companies, Inc. ("Taurus") in a private stock exchange transaction with the certain principal stockholders of Taurus, among whom were Eric S. Langan and Ralph McElroy. The Stock Exchange Agreement provided that we exchange one share of our common stock for each three and one-half shares of Taurus common stock owned by certain principal shareholders of Taurus. As a result of the Exchange, Mr. Langan received (expressed as post-March 1999-reverse split shares) 201,073 shares of our common stock, and Mr. McElroy received 196,695 shares of our common stock. The terms and conditions of the Exchange were determined by the parties through arms length negotiations.

     In a transaction simultaneous to the acquisition of Taurus, we acquired certain real estate in San Antonio, Texas from Mr. McElroy. We acquired the property from Mr. McElroy for the same price that Mr. McElroy paid for the property. We financed the purchase of the property by the issuance of a six year $366,000 Convertible Debenture, secured by the real estate acquired. The Convertible Debenture bears interest at the rate of 12% per annum, with interest payable monthly. Interest payments began in September 1998. The principal balance of the Convertible Debenture is due in one lump sum payment in July 2004. The Convertible Debenture is subject to redemption at our option, in whole or in part, at 100% of the principal face amount of the Convertible Debenture redeemed plus any accrued and unpaid interest on the redemption date, at any time and from time to time, upon not less than 30 nor more than 60 days notice, if the closing price of our common stock shall have equaled or exceeded $8.50 per share of common stock for ten (10) consecutive trading days. The Convertible Debenture is convertible into shares of Common Stock at any time prior to maturity (unless earlier redeemed) at the Conversion Price of $2.75 per share. In the event that we file a Registration Statement to register shares of our Common Stock with the Securities and Exchange Commission on Form S-3 or other similar form (except for Form S-8 or Form S-4) than we will undertake to use our best efforts to register for resale all of Mr. McElroy's shares into which the Convertible Debenture may be converted under the same Registration Statement.

     In a transaction simultaneous to the acquisition of Taurus, Taurus refinanced a mortgage on one of its real estate holdings in Houston, Texas by extinguishing this mortgage and replacing it with a Convertible Debenture secured by this real estate. The mortgagee was Mr. McElroy and Mr. McElroy received the Convertible Debenture. Taurus had purchased the property from Mr. McElroy for the same price that Mr. McElroy paid for the property. We refinanced the purchase of the property on terms more favorable to Taurus by the issuance of a six year $286,744 Convertible Debenture, secured by the real estate acquired. We are a guarantor of this Convertible Debenture. The Convertible Debenture bears interest at the rate of 12% per annum, with interest payable monthly. Interest payments began in September 1998. The principal balance of the Convertible Debenture is due in one lump sum payment in July 2004. The Convertible Debenture is convertible into shares of our common stock at any time prior to maturity at the Conversion Price of $2.75 per share. In the event that we file a Registration Statement to register shares of our Common Stock with the Securities and Exchange Commission on Form S-3 or other similar form (except for Form S-8 or Form S-4) than we will undertake to use our best efforts to register for resale all of Mr. McElroy's shares into which the Convertible Debenture may be converted under the same Registration Statement.

     On  March  29,  1999,  Robert  L.  Watters,  our  Director,  purchased  RCI
Entertainment Louisiana, Inc. ("RCI Louisiana"), our subsidiary, for the purchase price of $2,200,000 consisting of $1,057,327 in cash, the endorsement over to us of a $652,744 secured promissory note (the "McElroy Note"),a guaranteed promissory note in the amount of $326,773 made by Mr. Watters (the "Watters Note"), and the cancellation by Mr. Watters of our $163,156 indebtedness to him. The McElroy Note, which is due July 31, 2004, bears interest at the rate of twelve percent (12%) per annum with interest being paid monthly. The principal of the McElroy Note is due in one lump sum payment. The McElroy Note is secured by (i) our convertible debenture in the original principal amount of $366,000, which we issued on August, 11, 1998, in favor of Mr. McElroy (the "Convertible Debenture") and (ii) a promissory note of Taurus Entertainment Companies, Inc. (our subsidiary) and guaranteed by us(which has a conversion feature) in the original principal amount of $286,744.61, dated August 11, 1998, in favor of Mr. McElroy, (the "Convertible Promissory Note"). Both the Convertible Debenture and the Convertible Promissory Note are secured by certain real estate holdings of us or our subsidiaries. The Watters Note is guaranteed by RCI Louisiana, which operates a Rick's Cabaret in New Orleans, Louisiana. In connection with the acquisition of the stock of RCI Louisiana, Mr. Watters also assumed RCI Louisiana's liabilities of approximately $1,400,000. As a condition of this transaction, Mr. Watters arranged for the release by a lender of our liability of $763,199 owed to the lender by RCI Louisiana, which we had guaranteed. We obtained an opinion from Chaffe &
Associates, Inc., a New Orleans investment banking firm, stating that the purchase price paid by Mr. Watters for RCI Louisiana was fair from a financial point of view to our shareholders. The terms of this transaction were the result of arms length negotiations between us and Mr. Watters. In connection with the sale of RCI Louisiana, Mr. Watters, and Erich Norton White, our former director, entered into agreements with us to terminate their Employment Agreements and to cancel all stock options on our common stock which they held. Further, in connection with the sale of RCI Louisiana, we entered into an Exclusive Licensing Agreement with Mr. Watters which granted Mr. Watters the right to the use of the name "Rick's Cabaret" and all logos, trademarks and service marks attendant thereto for use in the states of Louisiana, Florida, Mississippi and Alabama.

     On July 6, 2000, we acquired the adult Internet web site www.XXXPassword.com from Voice Media, Inc., a corporation owned by Messrs. Levi and Lesser, who a re two of our directors. This web site had gross revenues in excess of $3,000,000 for the 11 months ended May 31, 2000. Under the terms of the acquisition, we issued 700,000 restricted shares of our common stock to Voice Media, of which 250,000 shares will remain in escrow until certain earnings benchmarks are achieved. Voice Media will also be entitled to receive a cash earn-out amount from us of $380,000 during the next six years. In addition, Voice Media could receive up to an additional cash earn out amount of $925,000 if certain earnings benchmarks are achieved. Voice Media would receive the entire amount if the EBIDTA (earnings before interest, depreciation, taxes and amortization) of XXXPassword during the next 12 months exceeds $1,200,000. The cash earn-out portion of the purchase price is payable only from up to 50% of the free cash flow from the web site, payable over six years. As part of the acquisition, Voice Media will continue to manage and market XXXPassword for us at a flat monthly fee. This transaction was the result of arm length negotiations between the parties. However, no appraisal was done.

     In November 2000, we acquired the Chesapeake Bay Cabaret, an upscale gentlemen's club located near the NASA Space Center and Hobby Airport, in Houston, Texas. The seller and landlord is WMF Investments Inc. William Friedrichs is a control person of WMF Investments, Inc. The transaction was completed after all licenses and permits had been granted and issued to us. We had been operating the club under an agreement signed in May 2000, which granted us the right to manage the business until the completion of the acquisition.

     The purchase price for business of the Chesapeake Bay Cabaret was 160,000 restricted shares of Rick's common stock. We also entered into a 10-year lease agreement between Rick's and WMF Investments. The lease grants Rick's an additional 10-year option for the property and the building where the Chesapeake Bay Cabaret is located. The initial lease payment is $12,000 per month plus 4% of gross revenues exceeding $125,000 per month.

     In the event that on August 6, 2001, the average closing price of Rick's common stock for the sixty (60) days prior to August 6, 2001 is less than $5.00 per share then we will be obligated to pay an additional amount by making a promissory note to the seller in an amount equal to the lesser of (i) $250,000.00 or (ii) $800,000.00 less the market value of the 160,000 shares. Such a promissory note would have an interest rate of 10% per annum and 108 monthly payments.

     This transaction was the result of arm length negotiations between the parties. However, no appraisal was done.

     Other than as set forth above, we know of no other transactions that could result in a change of control of us.

INFORMATION  CONCERNING  THE  BOARD  OF  DIRECTORS  AND  ITS  COMMITTEES

     The Company has no compensation committee and no nominating committee. Decisions concerning executive officer compensation for 2001 were made by the full Board of Directors. Eric S. Langan and Travis Reese are the only directors of the Company who are also officers of the Company.

     The Company has an Audit Committee whose members are Robert L. Watters and Alan Bergstrom. Mr. Watters was our President until March 1999, and no longer serves us as an employee. Mr. Bergstrom is an independent Director. The primary purpose of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee meets privately with our Chief Accounting Officer and with our independent public accountants and evaluates the responses by the Chief Accounting Officer both to the facts presented and to the judgments made by our outside independent accountants. Our Audit Committee has reviewed and discussed our audited financial statements for the year ended September 30, 2000 with our management. Steven L. Jenkins, a nominee for Director, will be appointed to our Audit
Committee  upon  his  election  as  a  Director.

     In May 2000, the Board adopted a Charter for the Audit Committee. The Charter establishes the independence of our Audit Committee and sets forth the scope of the Audit Committee's duties. The Purpose of the Audit Committee is to conduct continuing oversight of our financial affairs. The Audit Committee conducts an ongoing review of our financial reports and other financial information prior to their being filed with the Securities and Exchange
Commission, or otherwise provided to the public. The Audit Committee also reviews our systems, methods and procedures of internal controls in the areas of: financial reporting, audits, treasury operations, corporate finance, managerial, financial and SEC accounting, compliance with law, and ethical conduct. A majority of the members of the Audit Committee will be independent. The Audit Committee is objective, and reviews and assesses the work of our independent accountants and our internal audit department.

     The Audit Committee reviewed and discussed the matters required by SAS 61 and our audited financial statements for the fiscal year ended September 30, 2000 with management and our independent auditors. The Audit Committee has received the written disclosures and the letter from our independent accountants required by Independence Standards Board No. 1, and the Audit Committee has discussed with the independent accountant the independent accountant's independence. The Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the fiscal year September 30, 2000 be included in our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2000.

     The Board of Directors held six meetings during the fiscal year ended September 30, 2000. The Audit Committee held one meeting during the fiscal year ended September 30, 2000. Our Directors attended at least 75% of our Board meetings. Our Audit Committee members attended at least 75% of our Audit Committee meetings.

     There is no family relationship between or among any of the directors and executive officers of the Company.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

     The Company believes all persons so required, have complied with Section 16(a) of the Securities Exchange Act of 1934 during fiscal 2000.

EXECUTIVE  COMPENSATION

     The following table reflects all forms of compensation for services to us for the fiscal years ended September 30, 2000, 1999 and 1998 of certain executive officers. No other executive officer of ours received compensation that exceeded $100,000 during fiscal 2000.

                                  SUMMARY COMPENSATION TABLE
                                  --------------------------

                   Annual  Compensation                        Long  Term  Compensation
                                                             Awards          Payouts

                                          Other                 Securities
Name and                                  Annual    Restricted  Underlying           All Other
Principal                                Compen-      Stock      Options/    LTIP     Compen-
Position   Year     Salary      Bonus   Sation (1)    Awards       SARs     Payouts   Sation
---------  ----  -------------  ------  ----------  ----------  ----------  -------  ---------
Eric       2000  $    175,890   $1,000         -0-         -0-         -0-    5,000        -0-
Langan     1999  $155,000  (2)     -0-         -0-         -0-      85,000      -0-        -0-
           1998           -0-      -0-         -0-         -0-      50,000      -0-        -0-

Mr.  Langan  is  our  Chairman,  a  Director,  and  our  President  and  Acting  CFO.
__________________________________
     (1)  We provide certain executive officers certain personal benefits. Since the  value  of  such benefits does not exceed the lesser of $50,000 or
          10%  of  annual  compensation,  the  amounts  are  omitted.

     (2) We paid Mr. Langan $155,000 as compensation in fiscal 1999, of which $52,000 was allocated to our subsidiary, Taurus Entertainment Companies, Inc.

OPTION/SAR  GRANTS  IN  LAST  FISCAL  YEAR  (Individual  Grants)
----------------------------------------------------------------

        Number of      Percent of Total
        Securities       Options/SARs
        Underlying       Granted To
        Options/SARs     Employees In      Exercise of   Expiration
Name    Granted          Fiscal Year       Base Price    Date
------  --------------  -----------------  ------------  -----------

Eric      5,000 shares               1.2%  $       2.18   8/24/2005
Langan  100,000 shares                25%  $       2.56  11/16/2004

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
--------------------------------------------------------------------------------

                                          Number Of
                                          Unexercised    Value of
                                          Securities     Unexercised
                                          Underlying     In-The-Money
                                          Options/SARs   Options/SARs
             Shares                       At FY-End      At FY-End
             Acquired On     Value        Exercisable/   Exercisable/
Name         Exercise        Realized     Unexercisable  Unexercisable
-----------  -------------  ------------  -------------  -------------

Eric Langan        -0- (1)           -0-  230,000 / -0-      -0- / -0-

   ___________________________________
   (1) Mr. Langan did not exercise any options during the fiscal year ended September 30, 2000.

DIRECTOR  COMPENSATION

     We do not currently pay any cash directors' fees, but we pay the expenses of our directors in attending board meetings. In August 2000, we issued 5,000 options to each present Director. These options have a strike price of $2.18 per share and expire in August 2005.

EMPLOYEE  STOCK  OPTION  PLANS

     While we have been successful in attracting and retaining qualified personnel, we believe that our future success will depend in part on our continued ability to attract and retain highly qualified personnel. We pay wages and salaries that we believe are competitive. We also believe that equity ownership is an important factor in our ability to attract and retain skilled personnel. We have adopted Stock Option Plans for employee and directors. The purpose of the Plans is to further our interests, our subsidiaries and our stockholders by providing incentives in the form of stock options to key employees and directors who contribute materially to our success and profitability. The grants recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in us, thus enhancing their personal interest in our continued success and progress. The Plans also assist us and our subsidiaries in attracting and retaining key employees and directors. Plans are administered by the Board of Directors. The Board of Directors has the exclusive power to select the participants in the Plans, to establish the terms of the options granted to each participant, provided that all options granted shall be granted at an exercise price equal to at least 85% of the fair market value of the common stock covered by the option on the grant date and to make all determinations necessary or advisable under the Plans.

     In 1995 we adopted the 1995 Stock Option Plan. A total of 300,000 shares may be granted and sold under the 1995 Plan. As of May 11, 2001, a total of 167,500 stock options had been granted and are outstanding under the Plan, none of which have been exercised. The Company does not plan to issue any additional options under the 1995 Plan.

     In August 1999 we adopted the 1999 Stock Option Plan. A total of 500,000 shares may be granted and sold under the 1999 Plan. As of May 11, 2001, a total of 477,000 stock options had been granted and are outstanding under the Plan, none of which have been exercised.


EMPLOYMENT  AGREEMENTS


     We have a three year employment agreement with Eric S. Langan (the "Langan Agreement"). The Langan Agreement extends through January 1, 2004 and provides for an annual base salary of $260,000. In April 1999, Mr. Langan took a voluntary salary reduction under a prior employment agreement for the remainder of fiscal year 1999 of 20% for a reduction of $34,320. The Langan Agreement also provides for participation in all benefit plans maintained by us for salaried employees. The Langan Agreement contains a confidentiality provision and an agreement by Mr. Langan not to compete with us upon the expiration of the Langan Agreement. We have not established long term incentive plans or defined benefit or actuarial plans. Under a prior employment agreement, Mr. Langan received options to purchase 125,000 shares at an exercise price of $1.87 per share, which vested in August 1999.

STOCK  OWNERSHIP  OF  MAJOR  STOCKHOLDERS  AND  MANAGEMENT

     The following table sets forth certain information as of May 9, 2001, with respect to the beneficial ownership of shares of Common Stock by (i) each person known to us who owns beneficially more than 5% of the outstanding shares of Common Stock, (ii) each of our directors, (iii) each of our executive officers and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares shown. As of May 9, 2001, there were approximately 4,595,495 shares of Common Stock outstanding.


Name and Address                        Number of Shares   Title of Class  Percent of Class
--------------------------------------  -----------------  --------------  -----------------
Eric S. Langan
505 North Belt, Suite 630
Houston, Texas 77060                       1,275,188  (1)  Common Stock                  26%

Robert L. Watters
315 Bourbon Street
New Orleans, Louisiana 70130                  10,000  (2)  Common Stock                 0.3%

Steven L. Jenkins
16815 Royal Crest Drive, Suite 160
Houston, Texas 77058                             -0-  (3)  Common Stock                 0.0%

Travis Reese
505 North Belt, Suite 630
Houston, Texas 77060                         23,130   (4)  Common Stock                 0.3%

Alan Bergstrom
707 Rio Grande, Suite 200
Austin, Texas 78701                           15,000  (2)  Common Stock                 0.3%

Ron Levi
Suite 205
5000 North Parkway
Calabasas, California 91302                  754,000  (5)  Common Stock                16.4%

Paul Lesser
Suite 205
5000 North Parkway Calabasas
Calabasas, California 91302                  700,000  (5)  Common Stock                15.2%

Voice Media, Inc.
Suite 205
5000 North Parkway Calabasas
Calabasas, California 91302                  700,000  (6)  Common Stock                15.2%

E. S. Langan. L.P.
505 North Belt, Suite 630
Houston, Texas 77060                         578,632       Common Stock                12.6%

Ralph McElroy
1211 Choquette
Austin, Texas, 78757                         817,147  (7)  Common Stock                17.8%


                                       11

William Friedrichs
16815 Royal Crest Dr., Suite 260
Houston, Texas 77058                         381,850  (8)  Common Stock                 8.3%

All of our Directors and Officers as a
Group of six persons and
One nominee for Director                   1,827,318  (9)  Common Stock                  37%

______________________________________
(1) This amount includes shares owned indirectly through E. S. Langan, L.P. Mr. Langan is the general partner of E. S. Langan, L.P. Mr. Langan has sole voting and investment power for 207,406 shares that he owns directly. Mr.
     Langan has shared voting and investment power for 578,632 shares that he owns indirectly through E. S. Langan, L.P. This amount also includes options to purchase up to 235,000 shares of common stock that are presently exercisable. Includes 250,000 shares over which Mr. Langan has voting power.

(2) Includes options to purchase up to 10,000 shares of common stock that are presently exercisable.

(3)  Mr.  Jenkins  does  not  presently  own  any  stock  or  options.

(4) Includes options to purchase up to 22,500 shares of common stock that are presently exercisable

(5) Of these, 700,000 shares are owned directly by Voice Media, Inc. Messrs. Levi and Lesser are control person of Voice Media, Inc. Of these shares, 250,000 shares are subject to a voting agreement whereby Eric S. Langan has voting power over these shares. This voting agreement is related to our acquisition of the XXXPassword.com assets of Voice Media, Inc.

(6) Of these shares, 250,000 shares are subject to a voting agreement whereby Eric S. Langan has voting power over these shares. This voting agreement is related to our acquisition of the XXXpassword.com assets of Voice Media, Inc.

(7) Includes 66,545 shares of common stock that would be issuable upon conversion of a convertible debenture held by Mr. McElroy. Also includes 52,135 shares of common stock that would be issuable upon conversion of a convertible promissory note held by Mr. McElroy.

(8) Includes 160,000 shares owned indirectly through WMF Investments, Inc. Mr. Friedrichs is a control person of WMF Investments, Inc.

(9) Includes options to purchase up to 277,500 of common stock that are presently exercisable.

      ___________________________________________________________________
       (2) TO RATIFY THE SELECTION OF JACKSON & RHODES, P.C. AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING
                               SEPTEMBER 30, 2001
      ___________________________________________________________________

     The Board of Directors has selected Jackson & Rhodes, P.C. as the Company's independent auditor for the current fiscal year. Although not required by law or otherwise, the selection is being submitted to the Stockholders of the Company as a matter of corporate policy for their approval.
     The Board of Directors wishes to obtain from the Stockholders a ratification of their action in appointing their existing certified public accountant, Jackson & Rhodes, P.C., independent auditor of the Company for the fiscal year ending September 30, 2001. Such ratification requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

     In the event the appointment of Jackson & Rhodes, P.C. as independent auditor is not ratified by the Stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other independent auditors for the fiscal year ending September 30, 2001.

     A representative of Jackson & Rhodes, P.C. is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires and to respond to appropriate questions.

     The Board of Directors unanimously recommends a vote FOR the ratification of Jackson & Rhodes, P.C. as independent auditor for fiscal year ending September 30, 2001.

AUDIT  FEES

     Jackson & Rhodes, P.C. billed us in the aggregate amount of $31,900 for professional services rendered for their audit of our annual financial statements and their reviews of the financial statements included in our Forms 10-QSB for fiscal 2000. We were not billed for professional services from any other accounting firm for audits or reviews done in fiscal 2000.

FINANCIAL  INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  FEES

     In fiscal 2000, Jackson & Rhodes, P.C. did not bill us for, nor perform, any financial information systems design or implementation. In fiscal 2000, we were not billed for professional services from any other accounting firm for information systems design or implementation.

ALL  OTHER  FEES

          In fiscal 2000, Jackson & Rhodes, P.C. billed us $16,870 for the audit and pro forma financial information related to our acquisition of the business of xxxPassword.com. This financial information appeared in our Form 8-K Amendment Number 1 which reported this acquisition. We were not billed for any other professional services by any other accounting firm in fiscal 2000.

AUDITOR  INDEPENDENCE

     Our Audit Committee considers that the work done for us in fiscal 2000 by Jackson & Rhodes, P.C. is compatible with maintaining Jackson & Rhodes, P.C.'s independence.

AUDITOR'S  TIME  ON  TASK

     At least 50% of the work expended by Jackson & Rhodes, P.C. on our fiscal 2000 audit was attributed to work performed by Jackson & Rhodes, P.C.'s full-time, permanent employees.


      ___________________________________________________________________

                                (3) OTHER MATTERS
      ___________________________________________________________________


     The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.


                        FUTURE PROPOSALS OF STOCKHOLDERS


     The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the 2002 Annual Meeting of Stockholders is November 30, 2001.


                                             BY  ORDER  OF  THE  BOARD  OF
                                             DIRECTORS

                                             /S/  ERIC  S.  LANGAN
                                             CHAIRMAN OF THE BOARD AND PRESIDENT

HOUSTON,  TEXAS

                                      PROXY

                       RICK'S CABARET INTERNATIONAL, INC.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
               MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2001

     The undersigned hereby appoints Eric S. Langan and Travis Reese, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of Rick's Cabaret International, Inc. held of record by the undersigned on April 26, 2001, at the Annual Meeting of Stockholders to be held on June 11, 2001, at 2:00 PM (CST) at 3113 Bering Drive, Houston, Texas 77057, and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE
NOMINEES  LISTED  IN  NUMBER  1  AND  FOR  THE  RATIFICATION  IN  NUMBER  2.

1. ELECTION OF DIRECTORS OF THE COMPANY. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

     [   ]     FOR  all nominees listed          [   ]     WITHHOLD authority to
               below  except  as  marked                   vote for all nominees
               to  the  contrary.                          below.

     Eric  S.  Langan               Robert  L.  Watters          Travis  Reese


     Alan Bergstrom       Ron Levi        Paul Lesser          Steven L. Jenkins

2. PROPOSAL TO RATIFY THE SELECTION OF JACKSON & RHODES, P.C. AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2001.

        [   ]     FOR          [   ]     AGAINST          [ ]     ABSTAIN


3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

        [   ]     FOR          [   ]     AGAINST          [ ]     ABSTAIN

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


_______________                    _______________________________
NUMBER  OF                         SIGNATURE
SHARES  OWNED
                                   _______________________________
                                   (TYPED  OR  PRINTED  NAME)

                                   _______________________________
                                   SIGNATURE  IF  HELD  JOINTLY

                                   _______________________________
                                   (TYPED  OR  PRINTED  NAME)


                                    DATED:  ______________________

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.  PLEASE
                MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.